                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       NATIONAL WIRELESS HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           NATIONAL WIRELESS HOLDINGS INC.
                            249 ROYAL PALM WAY, SUITE 301
                              PALM BEACH, FLORIDA 33480


                                                                    May 15, 1997



To the Holders of Common Stock:

         The annual meeting of stockholders, which was convened at the Biscayne Bay Marriott Hotel, 1633 North Bayshore Drive, Miami, Florida 33132 at 11:00 a.m. on April 18, 1997, has been adjourned to 11:30 a.m. on June 10, 1997 at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York 10118, in order to complete the voting on the matters presented to the meeting. A formal Notice of Adjournment of Annual Meeting and a form of proxy are attached hereto.

         You are cordially invited to attend the annual meeting, as adjourned, in person; if this should be impossible, we request that you sign, date, and mail your proxy promptly. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

         PLEASE HELP US AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING AND WHETHER OR NOT YOU HAVE VOTED YOUR PROXY PREVIOUSLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE.

         If you have any questions, please call Carl Nicola, investor relations, at (212) 582-1212 or fax (212) 582-1022, or Fred Marquardt of Morrow & Co., Inc., the Company's proxy solicitation agent, at (212) 754-8000 or fax
(212) 754-8300.

         It is always a pleasure for me and other representatives of the Company to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

                                       Terrence S. Cassidy
                                       President and
                                       Chief Executive Officer

                           NATIONAL WIRELESS HOLDINGS INC.
                            249 ROYAL PALM WAY, SUITE 301
                              PALM BEACH, FLORIDA 33480



                       NOTICE OF ADJOURNMENT OF ANNUAL MEETING


                                                                    May 15, 1997

To the Holders of Common Stock:

    NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of National Wireless Holdings Inc., originally convened at 11:00 a.m. at the Biscayne Marriott Hotel, 1633 North Bayshore Drive, Miami, Florida 33132, on April 18, 1997, was adjourned first to May 5, 1997, and then to May 15, 1997, and has been adjourned again to 11:30 a.m. on June 10, 1997 at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York 10118 for the following purposes:

    (1)  To amend the Company's Certificate of Incorporation:

         (a) To provide for the election of directors to staggered terms and for certain related matters;

         (b) To limit the liability and broaden the indemnity of directors and officers;

         (c) To provide standards for the Board of Directors in evaluating certain offers;

         (d) To require that stockholder actions may only be taken at an annual or special meeting of stockholders and may not be taken by written consent; and

         (e) To require that certain sections of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company;

    (2)  To amend the Company's By-Laws

         (a)  To provide for the election of directors to staggered terms; and

         (b)  To provide for the removal of directors only for "cause";

    (3) To elect five (5) directors of the Company to hold office for initial terms of one, two, or three years, or in the event the proposed amendments to the Company's

    Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors are not approved, then for a term of one year;

    (4) To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the year 1997; and

    (5) To take action upon any other matters that may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement, dated April 3, 1997, which was previously provided to you. Please call Carl Nicola, investor relations, at (212) 582-1212 or fax (212) 582-1022, if you would like another copy of the Proxy Statement.

    The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy.

     Stockholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the city of New York, New York County, New York.



                                       By Order of the Board of Directors,



                                       James Kardon
                                       Secretary


New York, New York
May 15, 1997


         PLEASE HELP THE COMPANY AVOID THE EXPENSE OF ADDITIONAL ADJOURNMENTS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING AND WHETHER OR NOT YOU HAVE VOTED YOUR PROXY PREVIOUSLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE.

                                   [FORM OF PROXY]
P
                           NATIONAL WIRELESS HOLDINGS INC.
R
                                     PROXY CARD
O
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
X       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD, AS ADJOURNED ON JUNE 10, 1997

Y

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of National Wireless Holdings Inc. (the "Company") to be held on April 18, 1997 and the Proxy Statement in connection therewith, each dated April 3, 1997 and (ii) Notice of Adjournment of Annual Meeting, dated May 15, 1997, adjourning the Meeting to June 10, 1997; (b) appoints Terrence S. Cassidy and Michael J. Specchio as Proxies, or any of them, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the udnersigned on March 17, 1997, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any proxies heretofore given.

X Please mark your votes as in this example

1. Amendment of Certificate of Incorporation

   (a) to provide for the election of directors to staggered terms and for certain related matters.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

   (b) to broaden the indemnity of directors and officers.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

   (c) to provide standards for the Board of Directors in evaluating certain offers.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

   (d) to require that stockholder actions may only be taken at an annual or special meeting of stockholders and may not be taken by written consent.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

   (e) to require that certain sections of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

                     PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMTPLY USING THE ENCLOSED ENVELOPE


                                                SEE REVERSE
                                                SIDE

                           [REVERSE SIDE OF FORM OF PROXY]

2. Amendment of By-Laws

   (a) to provide for the election of directors to staggered terms.

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

   (b) to provide for the removal of directors only for "cause".

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

3. Election of Directors          /  / FOR all nominees listed below             /  / WITHHOLD AUTHORITY
                                         (except as marked to the contrary               to vote for all nominees
                                                                                         listed below

(INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name in the list below. In the event the proposed amendments to the Company's Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors are not approved, then each nominee shall serve for a term of one year.)


CLASS I DIRECTORS:               CLASS II DIRECTORS:              CLASS III DIRECTORS:
  LOUIS B. LLOYD                    MICHAEL J. SPECCHIO              TERRENCE S. CASSIDY
                                    MICHAEL MCMANUS, JR.             THOMAS R. BENEDETTO


4. Ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors

                /  /  FOR         /  / AGAINST        /  / ABSTAIN

THIS PROXY WILL BE VOTED as directed, or, if no contrary direction is indicated, will be voted FOR the amendments to the Certificate of Incorporation, FOR the amendments to the By-Laws, FOR the election of directors and FOR the ratification of Coopers & Lybrand, L.L.P. as independent auditors and as said proxies deem advisable on such other matters as may properly come before the meeting.

                                       SIGNATURE(S)_________________________


                                       SIGNATURE(S)_________________________

                                       NOTE: Please sign exactly as name
                                             appears hereon. Joint owners
                                             should each sign.  When signing
                                             as attorney, executor,
                                             administrator, trustee or
                                             guardian, please give full title
                                             as such.

                                       DATE_________________________________